UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2022
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On September 16, 2022, bluebird bio, Inc. (the “Company”) issued a press release regarding the Accelerated Approval of SKYSONA® (elivaldogene autotemcel), also known as eli-cel. A copy of the press release is attached as Exhibit 99.1.

The information contained in this item, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 16, 2022, the Company announced that the U.S. Food and Drug Administration (the “FDA”) has granted Accelerated Approval of SKYSONA to slow the progression of neurologic dysfunction in boys 4-17 years of age with early, active cerebral adrenoleukodystrophy (“CALD”). The Company has agreed to provide confirmatory long-term clinical data to the FDA as a condition of the SKYSONA Accelerated Approval, and continued approval for this indication may be contingent upon verification and description of clinical benefit in a confirmatory trial(s).

The Accelerated Approval of SKYSONA is based on data from the Company’s Phase 2/3 study ALD-102 (Starbeam) (N=32) and Phase 3 study ALD-104 (N=35), and is based on 24-month Major Functional Disability (“MFD”) free survival. A post-hoc enrichment analysis in symptomatic patients assessed MFD-free survival from onset of symptoms (neurologic function score (“NFS”) ≥ 1) in SKYSONA treated (N=11) and untreated patients (N=7). SKYSONA treated patients had an estimated 72 percent likelihood of MFD-free survival at 24 months from time of first NFS ≥ 1, compared to untreated patients who had only an estimated 43 percent likelihood of MFD-free survival.

The SKYSONA Biologics License Application (“BLA”) was reviewed by the FDA under priority review, and the Company received a rare pediatric priority review voucher upon approval. On September 15, 2022, prior to the completion of its review of the SKYSONA BLA, the FDA lifted the clinical hold on SKYSONA that was put in place in August 2021.

The Company anticipates that commercial product will be available by the end of 2022 through a limited number of Qualified Treatment Centers (“QTCs”) in the United States, including Boston Children’s Hospital and Children’s Hospital of Philadelphia. The Company has set the wholesale acquisition cost of SKYSONA in the U.S. at $3.0 million.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements, including statements regarding the availability of SKYSONA as a commercial product, including the availability at certain QTCs and the timing thereof. Such forward-looking statements are based on historical performance and current expectations and projections about the Company’s future goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond the Company’s control and could cause its future goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many risks and uncertainties that affect the Company’s business, particularly those identified in the risk factors discussion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to: the risk that the efficacy and safety results from the Company’s prior and ongoing clinical trials will not continue or be seen in the commercial treatment context; the risk that additional insertional oncogenic or other safety events associated with lentiviral vector, drug product, or myeloablation will be discovered or reported over time; the risk that the results of confirmatory studies may fail to support full approval of SKYSONA and, if not, additional studies may be required; the risk that the Company may not be able to obtain adequate price and reimbursement for any approved products, including the potential for delays or additional difficulties for SKYSONA in light of the FDA granting Accelerated Approval; the risk that the Company may encounter delays in the initiation of its commercial operations in the United States; the risk that the Company is not able to activate QTCs on the timeframe that we expect; the risk that the QTCs experience delays in their ability to enroll or treat patients; the risk that the Company experiences delays in establishing operational readiness across its supply chain following approval to support treatment in the commercial context; and the risk that any one or more of the Company’s product candidates will not be successfully developed, approved by the FDA or commercialized. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press release of bluebird bio, Inc. dated September 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2022	bluebird bio, Inc.

	By:	/s/ Helen C. Fu
	Name:	Helen C. Fu
	Title:	Senior Vice President, General Counsel and Secretary